                                                                   EXHIBIT 10.11

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT ("GUARANTY") is dated as of September    , 2003, by
                                                                   ---
AVATECH SOLUTIONS, INC., a Delaware corporation ("GUARANTOR") for the benefit of KEY BANK AND TRUST ("LENDER"), with respect to the obligations of AVATECH SOLUTIONS SUBSIDIARY, INC., a Delaware corporation ("BORROWER").

                                    RECITALS

     The BORROWER has requested certain credit accommodations from the LENDER. The LENDER has agreed to provide the requested credit accommodations to the BORROWER, but only if the GUARANTOR provides to the LENDER the guaranties of payment and performance set forth in this GUARANTY. The GUARANTOR is willing to provide this GUARANTY to the LENDER in order to induce the LENDER to provide the requested credit accommodations to the BORROWER.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the GUARANTOR hereby agrees to provide to the LENDER the following guaranties and indemnifications.

     Section 1. Guaranty. The GUARANTOR guarantees: (a) the payment of any and all sums now or hereafter due and owing to the LENDER by the BORROWER as a result of or in connection with any and all existing or future indebtedness, liability, or obligation of every kind, nature, type, and variety owed by the BORROWER to the LENDER from time to time, arising out of or related to any credit accommodation, loan, letter of credit, guaranty, depository relationship, transaction, event, or occurrence, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, unconditional or conditional, known or unknown, liquidated or unliquidated, contractual or tortious, including all renewals, refinancings, extensions, substitutions, amendments, and modifications thereof, no matter when or how created, arising, evidenced, or acquired, and whether or not presently contemplated or anticipated, including, but not limited to, all amounts of principal, interest, charges, reimbursements, advancements, escrows, and fees; (b) that all sums now or hereafter due and owing by the BORROWER to the LENDER shall be paid when and as due, whether by reason of installment, maturity, acceleration or otherwise, time being of the essence; and (c) the timely, complete, continuous, and strict performance and observance by the BORROWER of each of the terms, covenants, agreements and conditions contained in any and all existing or future documents, instruments, agreements, and writings of every kind, nature, type, and variety which evidence, reflect, embody, give rise to or secure any and all existing and future indebtedness, liabilities, and obligations of any kind of the BORROWER to the LENDER ("LOAN DOCUMENTS"). As used in this GUARANTY, the term "OBLIGATIONS" shall refer to the obligations of payment, performance, and indemnification which the GUARANTOR has undertaken and assumed pursuant to this GUARANTY, both as described in this Section and in other Sections of this GUARANTY.

     Section 2. Nature Of Guaranty. This GUARANTY: (a) is (i) irrevocable, (ii) absolute and unconditional, (iii) direct, immediate, and primary, and (iv) one of payment and not just collection; and (b) makes the GUARANTOR a surety to the LENDER with respect to the OBLIGATIONS and the equivalent of a co-obligor with the BORROWER. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the BORROWER, any other guarantor or any other obligor under any of the LOAN DOCUMENTS, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the BORROWER, any other guarantor or any obligor under any of the LOAN DOCUMENTS shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the GUARANTOR hereunder in any manner whatsoever, and this GUARANTY shall remain and continue in full force and effect.

     Section 3. Accuracy Of Representations. The GUARANTOR guaranties that all representations and warranties made by the BORROWER or by the GUARANTOR to the LENDER prior to or after the date of this GUARANTY are and will be true, correct, accurate, and, to the best of the GUARANTOR'S knowledge, complete and not knowingly misleading, and the GUARANTOR agrees to indemnify and hold the LENDER harmless from any loss, cost, or expense which the LENDER may suffer, sustain or incur as a result of any representation or statement of the BORROWER or of the GUARANTOR being materially false, incorrect, inaccurate, incomplete, or knowingly misleading.

     Section 4. Representations Of Guarantor. To induce the LENDER to accept this GUARANTY for the purposes for which it is given, the GUARANTOR represents and warrants to the LENDER as follows:

          (a) The GUARANTOR is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and each subsidiary of the GUARANTOR is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. The GUARANTOR and its subsidiaries have the lawful power to own their properties and to engage in the businesses they conduct, and each is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary.

          (b) Any financial statements submitted by the GUARANTOR to the LENDER, including any schedules and notes pertaining thereto, have been prepared in accordance with generally accepted accounting principles consistently applied, and fully and fairly present the financial condition of the GUARANTOR and its subsidiaries at the dates thereof and the results of operations for the periods covered thereby, and there has been no material adverse change in the consolidated financial condition or businesses of the GUARANTOR and its subsidiaries from the dates thereof to the date hereof, other than as disclosed to the LENDER.

          (c) Neither the GUARANTOR nor any of its subsidiaries is in default with respect to any of its existing indebtedness, and the making and performance of this GUARANTY will not (immediately, with the passage of time, the giving of notices, or both), (i) violate the charter or bylaws of the GUARANTOR, (ii) violate any laws, (iii) result in a default under any contract, agreement, or instrument to which the GUARANTOR or any of its subsidiaries is a party or by which the GUARANTOR or any of its subsidiaries or its property is bound, or (iv) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the GUARANTOR or any of its subsidiaries except in favor of the LENDER.

          (d) The GUARANTOR has the power and authority to enter into and perform this GUARANTY, and to incur the OBLIGATIONS, and has taken all corporate action necessary to authorize the execution, delivery, and performance of this GUARANTY.

          (e) This GUARANTY when delivered will be, valid, binding, and enforceable in accordance with its terms.

          (f) The incurring or satisfaction of the OBLIGATIONS has not left and will not leave the GUARANTOR insolvent, with an unreasonably small capital, or unable to pay existing or future debts as they mature.

     Section 5. Reporting Requirements. The GUARANTOR shall submit the following items to the LENDER:

          (a) Within forty-five (45) calendar days after the end of each fiscal quarter of the GUARANTOR, the GUARANTOR shall submit a copy of its 10Q filing made with the Securities and Exchange Commission for such fiscal year.

          (b) Within one hundred twenty (120) calendar days after the end of each fiscal year of the GUARANTOR, the GUARANTOR shall submit: (i) a consolidated and consolidating statement of stockholders' equity and a consolidated and consolidating statement of changes in the financial position of the GUARANTOR and subsidiaries for such fiscal year; (ii) a consolidated and consolidating income statement of the GUARANTOR and subsidiaries for such fiscal year; and (iii) a consolidated and consolidating balance sheet of the GUARANTOR and subsidiaries as of the end of such fiscal year. All financial statements shall be in reasonable detail, including all supporting schedules and comments necessary to verify or confirm entries in the financial statements. All financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied and audited by an independent certified public accountant, reasonably acceptable to the LENDER. The costs of supplying the financial statements shall be paid by the GUARANTOR.

     Section 6. Lender Need Not Pursue Other Rights. The LENDER shall be under no obligation to pursue any of the LENDER'S rights and remedies against the BORROWER or any of the collateral of the BORROWER securing the obligations of the BORROWER to the LENDER or against any other guarantor or any collateral of any other guarantor before pursuing the LENDER'S rights and remedies against the GUARANTOR.

     Section 7. Certain Rights Of Lender. The GUARANTOR hereby assents to any and all terms and agreements between the LENDER and the BORROWER or between the LENDER and any other guarantor, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The LENDER may, without compromising, impairing, diminishing, or in any way releasing the GUARANTOR from the OBLIGATIONS and without notifying or obtaining the prior approval of the GUARANTOR, at any time or from time to time: (a) waive or excuse a default by the BORROWER or any other guarantor, or delay in the exercise by the LENDER of any or all of the LENDER'S rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the BORROWER or any other guarantor; (c) release, substitute, exchange, surrender, or add collateral of the BORROWER or of any other guarantor, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the LENDER on any real or personal property securing payment or performance, in whole or in part, of the obligations of the BORROWER to the LENDER or of any other guarantor; (d) release the BORROWER or any other guarantor; (e) apply payments made by the BORROWER or by any other guarantor to any sums owed by the BORROWER to the LENDER, in any order or manner, or to any specific account or accounts, as the LENDER may elect; and (f) modify, change, renew, extend, or amend in any respect the LENDER'S agreement with the BORROWER or any other guarantor, or any document, instrument, or writing embodying or reflecting the same, including without limitation modifications which increase the amount of the OBLIGATIONS or extend the maturity of the OBLIGATIONS.

     Section 8. Waivers By Guarantor. The GUARANTOR waives: (a) any and all notices whatsoever with respect to this GUARANTY or with respect to any of the obligations of the BORROWER to the LENDER, including, but not limited to, notice of (i) the LENDER'S acceptance hereof or the LENDER'S intention to act, or the LENDER'S action, in reliance hereon, (ii) the present existence or future incurring of any of the obligations of the BORROWER to the LENDER or any terms or amounts thereof or any change therein, (iii) any default by the BORROWER or any surety, pledgor, grantor of security, guarantor or any person who has guarantied or secured in whole or in part the obligations of the BORROWER to the LENDER, and (iv) the obtaining or release of any guaranty or surety agreement, pledge, assignment, or other security for any of the obligations of the BORROWER to the LENDER; (b) presentment and demand for payment of any sum due from the BORROWER or any other guarantor and protest of nonpayment; (c) demand for performance by the BORROWER or any other guarantor; and (d) any and all defenses based on suretyship or impairment of collateral.

     Section 9. Unenforceability Of Obligations Of Borrower. This GUARANTY shall be valid, binding, and enforceable even if the obligations of the BORROWER to the LENDER which are guarantied hereby are now or hereafter become invalid or unenforceable for any reason.

     Section 10. No Conditions Precedent. This GUARANTY shall be effective and enforceable immediately upon its execution. The GUARANTOR acknowledges that no unsatisfied conditions precedent to the effectiveness and enforceability of this GUARANTY exist as of the date of its execution and that the effectiveness and enforceability of this GUARANTY is not in any way conditioned or contingent upon any event, occurrence, or happening, or upon any condition existing or coming into existence either before or after the execution of this GUARANTY.

     Section 11. No Duty To Disclose. The LENDER shall have no present or future duty or obligation to discover or to disclose to the GUARANTOR any information, financial or otherwise, concerning the BORROWER, any other guarantor, or any collateral securing either the obligations of the BORROWER to the LENDER or of any other person who may have guarantied in whole or in part the obligations of the BORROWER to the LENDER. The GUARANTOR waives any right to claim or assert any such duty or obligation on the part of the LENDER. The GUARANTOR agrees to obtain all information which the GUARANTOR considers either appropriate or relevant to this GUARANTY from sources other than the LENDER and to become and remain at all times current and continuously apprised of all information concerning the BORROWER, other guarantors, and any collateral which is material and relevant to the obligations of the GUARANTOR under this GUARANTY.

     Section 12. Existing Or Future Guaranties. The execution of this GUARANTY shall not discharge, terminate or in any way impair or adversely affect the validity or enforceability of any other guaranty given by the GUARANTOR to the LENDER. The execution and delivery by the GUARANTOR of any future guaranty for the benefit of the LENDER shall not discharge, terminate, or in any way impair or adversely affect the validity or enforceability of this GUARANTY. All guaranties provided by the GUARANTOR to the LENDER are intended to be cumulative and shall remain in full force and effect unless and until discharged and terminated in accordance with any expressly stated termination provisions set forth therein.

     Section 13. Cumulative Liability. The liability of the GUARANTOR under this GUARANTY shall be cumulative to, and not in lieu of, the GUARANTOR'S liability under any other LOAN DOCUMENT or in any capacity other than as GUARANTOR hereunder.

     Section 14. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the LENDER, and the GUARANTOR shall pay and perform these OBLIGATIONS, free of any deductions and without abatement, diminution or setoff. Until such time as the OBLIGATIONS have been fully paid and performed, the GUARANTOR: (a) shall not suspend or discontinue any payments provided for herein; (b) shall perform and observe all of the covenants and agreements contained in this GUARANTY; and (c) shall not terminate or attempt to terminate this GUARANTY for any reason. No delay by the LENDER in making demand on the GUARANTOR for satisfaction of the OBLIGATIONS shall prejudice or in any way impair the LENDER'S ability to enforce this GUARANTY.

     Section 15. Defenses Against Borrower. The GUARANTOR waives any right to assert against the LENDER any defense (whether legal or equitable), claim, counterclaim, or right of setoff or recoupment which the GUARANTOR may now or hereafter have against the BORROWER or any other guarantor.

     Section 16. Events Authorizing Acceleration Of The Obligations. The occurrence of any of the following (each an "EVENT OF DEFAULT") shall entitle the LENDER, without notice or demand, to accelerate and call due the OBLIGATIONS, even if the LENDER has not accelerated and called due the sums owed to the LENDER by the BORROWER: (a) the commencement by the BORROWER or the GUARANTOR of a voluntary case or proceeding under any federal or state bankruptcy, insolvency or similar law; (b) the commencement of an involuntary case or proceeding against the BORROWER or the GUARANTOR under any federal or state bankruptcy, insolvency, or similar law, and either (i) such case or proceeding is not dismissed within ninety (90) calendar days after commencement, or (ii) an order for relief is entered in such case; (c) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors' rights law for any property of the BORROWER or the GUARANTOR; (d) the entry of a judgment against the GUARANTOR or the BORROWER and the failure to satisfy such judgment within thirty (30) days either by payment or by the filing of a supersedeas bond; (e) a default by the BORROWER under any of the LOAN DOCUMENTS or under any other agreement between the BORROWER and the LENDER, and such default is not cured within any applicable cure period; (f) a failure of the GUARANTOR to perform any covenant or agreement contained in this GUARANTY or in any other agreement between the GUARANTOR and the LENDER; (g) any representation or warranty made in this GUARANTY or in any report or financial statement furnished in connection with this GUARANTY, shall prove to have been false or misleading when made; (h) the LENDER in its sole discretion determines in good faith that a material adverse change has occurred in the financial condition of the GUARANTOR; (i) the death or the liquidation or dissolution of the BORROWER or of the GUARANTOR; or (j) a failure of the GUARANTOR to satisfy any of the obligations of the GUARANTOR to the LENDER with respect to any loan or extension of credit by the LENDER to the GUARANTOR or under any other guaranty given by the GUARANTOR to the LENDER.

     Section 17. Expenses Of Collection And Attorneys' Fees. Should this GUARANTY be referred to an attorney for collection, the GUARANTOR shall pay all of the holder's reasonable costs, fees and expenses resulting from such referral, including reasonable attorneys' fees, which the holder may incur, even though judgment has not been confessed or suit has not been filed.

     Section 18. Confession Of Judgment. Upon the occurrence of an EVENT OF DEFAULT, the GUARANTOR authorizes any attorney admitted to practice before any court of record in the

United States, or the clerk of such court, to appear on behalf of the GUARANTOR and to confess judgment in any such court against the GUARANTOR in the full amount due on this GUARANTY at such time plus an attorneys' fee equal to fifteen percent (15%) of the amount due. The GUARANTOR waives any right to notice or a hearing prior to the entry of judgment and to the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon the GUARANTOR any right or privilege of exemption, appeal, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power which the GUARANTOR has given for any attorney admitted to practice before any court of record in the United States, or the clerk of such court, to appear for and confess judgment against the GUARANTOR shall be a continuous authority which shall not be exhausted or extinguished by any one or more exercises or imperfect exercises thereof or by any one or more judgments entered pursuant thereto and may be exercised on one or more occasions and at such times and from time to time after default and in the same or different courts or jurisdictions as the LENDER may consider necessary or advisable. In the event that the LENDER receives, as a result of execution on a judgment confessed hereunder, attorneys' fees which exceed the actual legal fees incurred by the LENDER in connection with the enforcement of this GUARANTY, then upon full and final payment of all other sums due and owing to the LENDER in accordance with this GUARANTY and the payment to the LENDER of the actual attorneys' fees incurred by the LENDER, the LENDER shall remit such excess amount of attorneys' fees to the GUARANTOR.

     Section 19. Interest Rate After Judgment. If judgment is entered against the GUARANTOR on this GUARANTY, the amount of the judgment entered (which, unless applicable law specifically provides to the contrary, includes all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expenses, attorneys' fees, and court costs) shall bear interest at the highest rate after default authorized by the LOAN DOCUMENTS as of the date of entry of the judgment to the extent permitted by applicable law. In the event any statute or rule of court specifies the rate of interest which a judgment on this GUARANTY may bear or the amount on which such interest rate may apply and such rate or amount is less than that called for in the preceding sentence absent a restriction under applicable law, the GUARANTOR: (a) agrees to pay to the order of the LENDER an amount as will equal the interest computed at the highest rate after default provided for in the LOAN DOCUMENTS which would be due on the judgment amount (which, for this purpose, shall be considered to include all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expense fees, attorneys' fees, and court costs) less the interest due on the amount of the judgment which bears judgment interest; and (b) authorizes the confession of judgment pursuant to the confession of judgment provision of this GUARANTY if the GUARANTOR fails to make payment thereof.

     Section 20. Enforcement During Bankruptcy. Enforcement of this GUARANTY shall not be stayed or in any way delayed as a result of the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER. Should the LENDER be required to obtain an order of the United States Bankruptcy Court to begin enforcement of this GUARANTY after the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER, the GUARANTOR hereby consents to this relief and agrees to file or cause to be filed all appropriate pleadings to evidence and effectuate such consent and to enable the LENDER to obtain the relief requested.

     Section 21. Remedies Cumulative. All of the LENDER'S rights and remedies shall be cumulative and any failure of the LENDER to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

     Section 22. Continuing Guaranty. This GUARANTY is a continuing guaranty of all existing and future obligations of the BORROWER to the LENDER and may not be terminated by the GUARANTOR until the LOAN DOCUMENTS are terminated, in accordance with the provisions thereof, and the payment (which payment shall not be subject to challenge or contest) in full of all of the OBLIGATIONS and all of the BORROWER'S obligations and liabilities to the LENDER under the LOAN DOCUMENTS.

     Section 23. Reinstatement. If at any time any payment, or portion thereof, made by, or for the account of, the BORROWER or the GUARANTOR on account of any of the obligations and liabilities under any of the LOAN DOCUMENTS is set aside by any court or trustee having jurisdiction as a voidable preference, or fraudulent conveyance or must otherwise be restored or returned by the LENDER to the BORROWER or any other person or entity under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the BORROWER or any other person or entity, or for any other reason, the GUARANTOR hereby agrees that this GUARANTY shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

     Section 24. Rights Of Subrogation, Etc. In the event the GUARANTOR pays any sum to or for the benefit of the LENDER pursuant to this GUARANTY, the GUARANTOR may not enforce any right of contribution, indemnification, exoneration, reimbursement, subrogation or other right or remedy against the BORROWER, any other guarantor, or any collateral, whether real, personal, or mixed, securing the obligations of the BORROWER to the LENDER or the obligations of any other guarantor to the LENDER until such time as the LENDER has been paid in full and has no further claim against the BORROWER, any other guarantor, or any collateral. The GUARANTOR waives and releases any claim which the GUARANTOR hereafter may have against the LENDER if some action of the LENDER, whether intentional or negligent, impairs, destroys, or in any way adversely affects any right of contribution, indemnification, exoneration, reimbursement, subrogation, or the like which the GUARANTOR may have upon the payment of any sum to or for the benefit of the LENDER pursuant to this GUARANTY.

     Section 25. Subordination Of Certain Indebtedness. If the GUARANTOR advances any sums to the BORROWER or its successors or assigns or if the BORROWER or its successors or assigns shall hereafter become indebted to the GUARANTOR, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the LENDER by the BORROWER.

     Section 26. Setoff. The LENDER shall have the right to setoff and apply against the OBLIGATIONS any sums which the GUARANTOR at any time has on deposit with the LENDER whether such deposits are general or special, time or demand, provisional or final, and the GUARANTOR hereby pledges and grants to the LENDER a security interest in all such deposits.

     Section 27. Renewals, Etc. This GUARANTY shall apply to all sums now or hereafter owed by the BORROWER to the LENDER and to all extensions, modifications, amendments, renewals, substitutions, and refinancings thereof.

     Section 28. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this

GUARANTY and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this GUARANTY and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this GUARANTY or which occurred or were to occur as a direct or indirect result of this GUARANTY having been executed.

     Section 29. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the LENDER or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 30. Proofs Of Sums Due On Guaranty. In any action or proceeding brought by the LENDER to collect the sums owed on this GUARANTY, a certificate signed by an officer of the LENDER setting forth the unpaid balances of principal, and any accrued interest, default interest, attorneys' fees, and late charges owed with respect hereto shall be presumed correct and shall be admissible in evidence for the purpose of establishing the truth of what it asserts.

     Section 31. Actions Against Lender. Any action brought by the GUARANTOR against the LENDER which is based, directly or indirectly, on this GUARANTY or any matter in or related to this GUARANTY, including but not limited to the obligations of the BORROWER to the LENDER, the administration, collection, or enforcement thereof, shall be brought only in the courts of the State of Maryland. The GUARANTOR may not file a counterclaim against the LENDER in a suit brought by the LENDER against the GUARANTOR in a state other than the State of Maryland unless under the rules of procedure of the court in which the LENDER brought the action or the counterclaim is mandatory, and not merely permissive, and will be considered waived unless filed as a counterclaim in the action instituted by the LENDER. The GUARANTOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the GUARANTOR against the LENDER in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

     Section 32. Invalidity Of Any Part. If any provision or part of any provision of this GUARANTY shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this GUARANTY, and this GUARANTY shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

     Section 33. Amendment Or Waiver. This GUARANTY may be amended only by a writing duly executed by the GUARANTOR and the LENDER. No waiver by the LENDER of any of the provisions of this GUARANTY or any of the rights or remedies of the LENDER with respect hereto shall be considered effective or enforceable unless in writing.

     Section 34. Notices. Any notice required or permitted by or in connection with this GUARANTY shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by electronic mail, by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, as of the date of receipt of confirmation that the electronic mail was received and opened, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

     If to the LENDER:

          KEY BANK AND TRUST
          7F Gwynns Mill Court
          Owings Mills, Maryland 21117
          Attention: Commercial Lending Division
          Fax No.: (410) 363-3569
          E-Mail: pkillpatrick@keyb-t.com with a mandatory copy to shough@keyb-t.com

     If to the GUARANTOR:

          AVATECH SOLUTIONS, INC.
          11400 Cronridge Drive, Suite A
          Owings Mills, Maryland 21117
          Attn.: Donald R. Walsh, Chief Executive Officer
          Fax No.: (____)
                          -------------
          E-Mail: swalsh@avat.com

     Section 35. Binding Nature. This GUARANTY shall inure to the benefit of and be enforceable by the LENDER and the LENDER'S successors and assigns and any other person to whom the LENDER may grant an interest in the obligations of the BORROWER to the LENDER, and shall be binding upon and enforceable against the GUARANTOR and the GUARANTOR'S successors, and assigns.

     Section 36. Joint And Several Nature. In the event there exists more than one GUARANTOR, all liabilities hereunder shall be joint and several. The liability of the GUARANTOR shall be joint and several with the liability of any other guarantor not a party to this GUARANTY.

     Section 37. Assignability. This GUARANTY or an interest therein may be assigned by the LENDER, or by any other holder, at any time or from time to time, without any prior notice to or consent from the GUARANTOR.

     Section 38. Final Agreement. This GUARANTY contains the final and entire agreement between the LENDER and the GUARANTOR with respect to the guaranty by the GUARANTOR of the BORROWER'S obligations to the LENDER. There are no separate oral or written understandings between the LENDER and the GUARANTOR with respect thereto.

     Section 39. Tense, Gender, Defined Terms, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. If more than one person has executed this GUARANTY, the term "GUARANTOR" means all such persons collectively or any one or more of such persons individually or collectively, as the case may be and as the context may require. All defined terms are completely capitalized throughout this GUARANTY. All captions are for the purpose of convenience only.

     Section 40. Seal And Effective Date. This GUARANTY is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.

     Section 41. Waiver Of Trial By Jury. The GUARANTOR and the LENDER, by their execution and acceptance, respectively, of this GUARANTY, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this GUARANTY or which in any way relates, directly or indirectly, to this GUARANTY or any event, transaction, or occurrence arising out of or in any way connected with this GUARANTY, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

     IN WITNESS WHEREOF, the GUARANTOR has executed this GUARANTY with the specific intention of creating a document under seal.

WITNESS/ATTEST:                         GUARANTOR:

                                        AVATECH SOLUTIONS, INC.,
                                        A Delaware Corporation


                                        By:                               (SEAL)
-----------------------                     ------------------------------
                                            Donald R. Walsh,
                                            Chief Executive Officer